Form of Underwriting Agreement

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               1,100,000 Shares of Series A 6% Preferred Stock

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                                  AWG, LTD.

                            UNDERWRITING AGREEMENT


                                                           New York, New York
                                                        ___________ ___, 1999
Nutmeg Securities, Ltd.
495 Post Road East
Westport, Connecticut 06880

Klein Maus and Shire, Inc.
110 Wall Street
New York, New York 10005

As Representatives of the
Several Underwriters listed on Schedule A hereto

Ladies and Gentlemen:

                  AWG, Ltd., a Nevada corporation (the "Company"), confirms its agreement (the "Agreement") with Nutmeg Securities, Ltd. ("Nutmeg") and Klein Maus and Shire, Inc., ("KMS") (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 11), for whom Nutmeg and KMS are acting as representatives (in such capacity, Nutmeg and KMS shall hereinafter be collectively referred to as "you" or the "Representatives"), with respect to the sale (the "Offering") by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of securities set forth in Schedule A consisting of 600,000 shares (the "Shares") of the Company's Series A 6% Preferred Stock, $.001 par value per share (the "Preferred Stock"). Such 600,000 shares of Preferred Stock

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are hereinafter also referred to as the "Firm Securities." Upon your request, as provided in Section 2(b) of this Agreement, the Company shall also issue and sell to you up to an additional 90,000 shares of Preferred Stock for the purpose of covering over-allotments, if any, in the sale of the Firm Securities. Such additional 90,000 shares of Preferred Stock are hereinafter referred to as the "Option Securities." The Firm Securities and the Option Securities are hereinafter collectively referred to as the "Securities." The Company also proposes to issue and sell to the Underwriters warrants (the "Representatives' Warrants") pursuant to the Representatives' Warrant Agreement (as defined in Section (xxxii) hereof) to purchase an aggregate of 60,000 shares of Preferred Stock (and additionally up to 9,000 shares of Preferred Stock if the over-allotment is exercised). The 60,000 shares of Preferred Stock (or up to 69,000 shares if the over-allotment is exercised) issuable upon exercise of the Representatives' Warrants are hereinafter referred to as the "Representatives' Securities" or the "Warrant Shares". The Securities, the Representatives' Warrants and the Representatives' Securities are more fully described in the Registration Statement and the Prospectus referred to below. Additionally, 500,000 shares of Preferred Stock are being registered on behalf of a single shareholder.

                  1. Representations and Warranties. (a) The Company, a Nevada corporation, which has one wholly owned subsidiary, AWG, Inc., a Delaware corporation (the "Subsidiary") represents and warrants to, and agrees with, each of the Underwriters' as of the date hereof, and as of the Closing Date (hereinafter defined) and the Option Closing Date (hereinafter defined), if any, as follows:

                           (i) The Company has prepared and filed with the
Securities and Exchange Commission (the "Commission") a Registration Statement, and an amendment or amendments


                                     -2-

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thereto, on Form SB-1 (No. 333-48165), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Preferred Stock, the Representatives' Warrants and the Representatives' Securities under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the Rules and Regulations of the Commission thereunder. The Company will promptly file a further amendment to said registration statement in the form heretofore delivered to the Underwriters and will not file any other amendment thereto to which the Underwriters shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the Registration Statement, becomes effective (including the Prospectus, financial statements, schedules, exhibits and all other documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the rules and regulations), is hereinafter called the "Registration Statement", and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the rules and regulations, is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

                           (ii) Neither the Commission nor any state
regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been

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instituted or are pending or threatened. Each of the Preliminary Prospectus, the Registration Statement and Prospectus at the time of filing thereof conformed with the requirements of the Act and the Rules and Regulations, and none of the Preliminary Prospectus, the Registration Statement or Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus or any amendment or supplement thereto.

                           (iii) When the Registration Statement becomes
effective and at all times subsequent thereto up to the Closing Date (hereinafter defined) and each Option Closing Date (hereinafter defined), if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and will conform to the requirements of the Act and the Rules and Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, contains or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any

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Underwriter (as set forth in paragraph 1(a)(ii) hereof) expressly for use in the Preliminary Prospectus, Registration Statement or Prospectus or any amendment thereof or supplement thereto.

                           (iv) The Subsidiary is a wholly-owned subsidiary
of the Company. Each of the Company and the Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the state of its incorporation. Except as set forth in the Prospectus, neither the Company nor the Subsidiary own an equity interest in any corporation, partnership, trust, joint venture or other business entity. Each of the Company and the Subsidiary is each duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations require such qualification or licensing except where the failure(s) to be so qualified, licensed and in good standing, individually or in the aggregate, would not materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation, properties, business or results of operations of the Company and the Subsidiary. Each of the Company and the Subsidiary has all requisite power and authority (corporate and other), and has obtained any and all authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), necessary to own or lease its properties and conduct its business as described in the Prospectus, or is subject to no material liability or disability by reason of the failure to obtain such authorizations, approvals, orders, licenses, certificates, franchises and permits; each of the Company and the Subsidiary is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state, local and foreign laws, rules and regulations and neither

                                     -5-



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the Company nor the Subsidiary have received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operations, properties, business, or results of operations of the Company and the Subsidiary. The disclosures in the Registration Statement concerning the effects of federal, state, local, and foreign laws, rules and regulations on the business of the Company and the Subsidiary as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

                           (v) The Company has a duly authorized, issued and
outstanding capitalization as set forth in the Prospectus, and will have the adjusted capitalization set forth therein on the Closing Date (hereinafter defined) and the Option Closing Date(hereinafter defined), if any, based upon the assumptions set forth therein, and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and as described in the Prospectus. The Securities, the Representatives' Warrants and the Representatives' Securities (collectively, hereinafter sometimes referred to as the "IPO Securities") and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform, in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company and its Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and the holders thereof have no rights of

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rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or the Subsidiary or similar contractual rights granted by the Company or the Subsidiary. The IPO Securities are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the IPO Securities has been duly and validly taken; and the certificates representing the IPO Securities are in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the IPO Securities to be sold by the Company hereunder, the Underwriters or the Representatives, as the case may be, will acquire good and marketable title to such IPO Securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

                           (vi) The consolidated financial statements of the
Company together with the related notes and schedules thereto, included in the Registration Statement, each Preliminary Prospectus and the Prospectus fairly present the financial position, income, changes in cash flow, changes in stockholders' equity and the results of operations of the Company and the Subsidiary at the respective dates and for the respective periods to which they apply and the pro forma financial information included in the Registration Statement, each Preliminary Prospectus and the Prospectus presents fairly on a basis consistent with that of the audited financial statements included therein, the Company's and the Subsidiary's pro forma net income or loss per share, as the case may be, pro

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forma net tangible book value, and the pro forma capitalization and such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved. There has been no material adverse change or development involving a material change in the condition, financial or otherwise, or in the earnings, business affairs, position, prospects, value, operation, properties, business or results of operation of the Company or the Subsidiary whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus, and the outstanding debt, the property, both tangible and intangible, and the business of the Company and the Subsidiary conforms in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                           (vii) The Company and its Subsidiary (A) have each
paid all federal, state, local, and foreign taxes for which it is liable, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986, as amended (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code, (B) has established adequate reserves for such taxes which are not due and payable, and (C) does not have any tax deficiency or claims outstanding, proposed or assessed against it.

                           (viii) No transfer tax, stamp duty or other
similar tax is payable by or on behalf of the Underwriters in connection with
(A) the issuance by the Company of the Securities, (B) the purchase by the Underwriters of the Securities and the purchase by the Representatives of the Representatives' Warrants from the Company, (C) the consummation by the Company of any of its obligations under this Agreement, or (D) resales of the Securities in connection with the

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distribution contemplated hereby.

                           (ix) The Company and its Subsidiary maintain
insurance policies, including, but not limited to, general liability, product liability if applicable and property insurance, which insures the Company and its Subsidiary and their employees, against such losses and risks generally insured against by comparable businesses. The Company and its Subsidiary (A) have not failed to give notice or present any insurance claim with respect to any matter, including but not limited to the Company's or the Subsidiary's business, property or employees, under the insurance policy or surety bond in a due and timely manner, (B) do not have any disputes or claims against any underwriter of such insurance policies or surety bonds or has not failed to pay any premiums due and payable thereunder, and (C) have not failed to comply with all conditions contained in such insurance policies and surety bonds. To the Company's knowledge there are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company and/or its Subsidiary.

                           (x) There is no action, suit, proceeding, inquiry,
arbitration, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of the Company or its Subsidiary which (A) questions the validity of the capital stock of the Company, its Subsidiary or this Agreement, the Representatives' Warrant Agreement, (as defined in Section 1(xxxii) below) or of any action taken or to be taken by the Company or its Subsidiary pursuant to or in connection with this Agreement or the Representatives' Warrant Agreement, (B) is required

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to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), or (C) if adversely determined, might materially and adversely affect the condition, financial or otherwise, or the business affairs or business prospects, earnings, liabilities, prospects, stockholders' equity, value, properties, business or assets of the Company and its Subsidiary.

                           (xi) The Company has full legal right, power and
authority to authorize, issue, deliver and sell the IPO Securities, enter into this Agreement and the Representatives' Warrant Agreement and to consummate the transactions provided for herein and therein; and each of this Agreement and the Representatives' Warrant Agreement have been duly and properly authorized, executed and delivered by the Company. This Agreement and the Representatives' Warrant Agreement each constitute a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, and neither the Company's issue and sale of the IPO Securities or execution or delivery of this Agreement and the Representatives' Warrant Agreement or its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company or its Subsidiary pursuant to the terms of, (A) the certificate of incorporation or by-laws of the Company or its Subsidiary, (B) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders

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agreement, note, loan or credit agreement or any other agreement or instrument to which the Company or its Subsidiary are a party or by which they are or may be bound or by which their properties or assets (tangible or intangible) are or may be subject, or any indebtedness, or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company or its Subsidiary by any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or its Subsidiary or any of their activities or properties, in each case except as described in the Prospectuses and except for conflicts, breaches, violations, defaults, creations or impositions which do not and would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs, position, shareholder's equity, value, operation, properties, business or results of operations of the Company and its Subsidiary.

                           (xii) No consent, approval, authorization or order
of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign which has not theretofore been obtained, is required for the issuance of the IPO Securities pursuant to the Prospectus and the Registration Statement, the issuance of the Representatives' Warrants, the execution, delivery or performance of this Agreement and the Representatives' Warrant Agreement, and the transactions contemplated hereby and thereby, including, without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the issue and/or sale of any of the IPO Securities, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Securities and the Representatives' purchase of the Representatives' Warrants

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to be sold by the Company hereunder and thereunder.

                           (xiii) All executed agreements, contracts or other
documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company and/or its Subsidiary are a party or by which they may be bound or to which their assets, properties or business may be subject have been duly and validly authorized, executed and delivered by the Company and/or its Subsidiary and constitute the legal, valid and binding agreements of the Company and its Subsidiary, enforceable against the Company and its Subsidiary, in accordance with their respective terms. The descriptions in the Registration Statement of agreements, contracts and other documents and statutes and regulations are accurate and fairly present the information required to be shown with respect thereto by Form SB-1, and there are no contracts or other documents which are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

                           (xiv) Subsequent to the respective dates as of
which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, neither the Company nor its Subsidiary has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (B) entered into any transaction other than in the ordinary course of business, or (C) declared or paid any dividend or made any other distribution on or in respect of its capital stock of any class, and there has not been any change in the capital stock, or any change in the debt (long or short term) or liabilities or

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material change in or affecting the business affairs or prospects, management, stockholders' equity, properties, business, financial operations or assets of the Company and its Subsidiary.

                           (xv) Except as described in the Prospectuses no
default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, partnership agreement, note, loan or credit agreement, purchase order, or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company or its Subsidiary is a party or by which the Company or its Subsidiary may be bound or to which the property or assets (tangible or intangible) of the Company or its Subsidiary is subject or affected, which default would have a material adverse effect on the condition, financial or otherwise, earnings, business affairs, position, stockholder's equity, value, operation, properties, business or results of operations of the Company and the Subsidiary.

                           (xvi) Each of the Company and its Subsidiary has
generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance in all material respects with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company or the Subsidiary by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or the Subsidiary pending before the National Labor Relations Board or any strike,

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picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or the Subsidiary, or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company or the Subsidiary and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or its Subsidiary. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or its Subsidiary. No labor dispute with the employees of the Company or its Subsidiary exists, or, to the knowledge of the Company is imminent.

                           (xvii) Except as described in the Prospectus, each
of the Company and the Subsidiary does not maintain, sponsor or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). The Company and/or its Subsidiary does not maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or
Section 4975 of the Code, which could subject the Company or the Subsidiary to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. Neither the Company or the Subsidiary

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has ever completely or partially withdrawn from a "multiemployer plan."

                           (xviii) The Company and the Subsidiary has not
taken, and will not take, directly or indirectly, and the Company and the Subsidiary will use their best efforts to ensure that, any of their employees, directors, nor any of its employees, directors, stockholders, or affiliates (within the meaning of the Rules and Regulations) of any of the foregoing has not taken or will not take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the IPO Securities or otherwise.

                           (xix) None of the patents, patent applications,
trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company or its Subsidiary are in dispute or are in any conflict with the right of any other person or entity. The Company and its Subsidiary (i) own or have the license or other right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all patents, trademarks, service marks, trade names and copyrights, technology and licenses and rights with respect to the foregoing, used in the conduct of their business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing, except as set forth in the Prospectuses and (ii) except as set forth in the Prospectus, are not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any

                                     -15-



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patent, trademark, service mark, tradename, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of their business or otherwise.

                           (xx) Neither the Company or its Subsidiary have
received any notice of infringement of or conflict with asserted rights of others with respect to any trademark, service mark, trade name or copyright or other intangible asset used or held for use by it in connection with the conduct of its business which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a material adverse effect on the condition, financial or otherwise, or the business affairs, position, properties, results of operations or net worth of the Company and its Subsidiary.

                           (xxi) The Company and its Subsidiary have good and
marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus, to be owned or leased by them free and clear of all liens, charges, claims, encumbrances, pledges, security interest, defects, or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable.

                           (xxii) The Company has caused to be duly executed
legally binding and enforceable agreements pursuant to which each of its officers, directors or any person or entity deemed to be an affiliate of the Company and any stockholders, noteholders and any other parties holding, or in the future holding, securities, instruments or contract rights convertible into common shares or preferred shares and/or any other securities of the Company, including common shares issued pursuant to the Company's two Stock Option Plans, has agreed or shall agree prior to issuance

                                     -16-



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as the case may be, not to, directly or indirectly, offer to sell, grant any option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any securities issued by the Company including, without limitation, common shares or preferred shares (either pursuant to Rule 144 of the Rules and Regulations or otherwise), or dispose of any beneficial interest therein for a period of not less than 24 months following the effective date of the Registration Statement without the prior written consent of the Representatives except only with respect to 3,495,000 shares of common stock of the Company held by unaffiliated persons which constitute the tradeable "public float" on the NASD Electronic Bulletin Board, and that for a period of 2 years following the effective date of the Registration Statement any such security which has been issued and is outstanding on the effective date of the Registration Statement and is to be sold or otherwise disposed of pursuant to such Rule 144 with the consent of the Representatives shall only be sold or otherwise disposed of through the Representatives. The Company will cause the Transfer Agent, as defined below, to mark an appropriate legend on the face of stock certificates representing all of such securities and to place "stop transfer" orders on the Company's stock ledgers.

                           (xxiii) The Company has caused to be duly executed
binding and enforceable agreements with respect to all of the outstanding loans made to the Company from time to time from affiliated persons wherein the Company and each such lender has agreed that the Company will not make payment of principal or accumulated interest thereon for an eighteen (18) month period commencing from the effective date of the Registration Statement except that $750,000 in presently outstanding loans to the Company including interest thereon from affiliated persons and no more may be repaid at any time and a Bridge Loan in the principal sum of $50,000 plus accumulated interest thereon which is being repaid to a Bridge Lender out of the proceeds of the Offering.

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                           (xxiv) There are no claims, payments, issuances,
arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the IPO Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company, the Subsidiary or any of its officers, directors, stockholders, partners, employees or affiliates that may affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD") except for the sum of $25,000 previously paid by the Company to KMS and the Company is aware that the Representatives and each of the Underwriters shall compensate any of their respective personnel who may have acted in such capacities as they shall determine in their sole discretion.

                           (xxv) The Preferred Stock has been approved for
quotation on the Nasdaq SmallCap Market.

                           (xxvi) Neither the Company, the Subsidiary nor any
of their respective officers, employees, agents or any other person acting on behalf of the Company or the Subsidiary has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company or the Subsidiary (or assist the Company or the Subsidiary in connection with any actual or proposed transaction) which (A) might subject the Company or the Subsidiary, or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (B) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company or the Subsidiary, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company or the Subsidiary. The Company's and the Subsidiary's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

                           (xxvii) Except as set forth in the Prospectus, no
officer, director, or stockholder of the Company or the Subsidiary, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (A) an interest in any person or entity which (1) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company or the Subsidiary, or (2) purchases from or sells or furnishes to the Company or the Subsidiary any goods or services, or (B) a beneficiary interest in any contract or agreement to which the Company or the Subsidiary is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company or any Subsidiary, and any officer, director, and 50% or more stockholders (as such term is defined in the Prospectus) of the Company or any Subsidiary, or any partner, affiliate or associate of any of the foregoing persons or entities.

                           (xxviii) Any certificate signed by any officer of
the Company and delivered to the Underwriters or to Underwriters' Counsel (as defined herein) shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

                           (xxix) The minute books of the Company and the
Subsidiary have been made available to the Underwriters and contains a complete summary of all meetings and actions of the directors and stockholders of the Company and the Subsidiary, since the time of its incorporation, and reflects all transactions referred to in such minutes accurately in all material respects.

                           (xxx) Except and to the extent described in the
Prospectus, no holders of any securities of the Company or the Subsidiary or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any securities issued by the Company or the Subsidiary in the Registration Statement or any registration statement under the Act and no person or entity holds any anti-dilution rights with respect to any securities of the Company or the Subsidiary.

                           (xxxi) The Company has as of the effective date of
the Registration Statement (a) entered into employment agreements with its President Mack H. Jennings and a consulting agreement with its Chairman, Joseph E. Antonini, on terms and conditions satisfactory to the Representatives, and (ii) purchased "Key-Man" insurance on the life of Mack
H. Jennings in the sum of $1,000,000 which names the Company as the sole beneficiary on terms and conditions satisfactory to the Representatives.

                           (xxxii) The Company has entered into a
Representatives' Warrant Agreement with respect to the Representatives' Warrants in the form filed as Exhibit "1." to the Registration

Statement, with American Stock Transfer and Trust Company in form and substance satisfactory to the Underwriters.

                           (xxxiii) Immediately prior to the effective date
of the Registration Statement there shall be no more than an aggregate of 7,973,635 shares of Common Stock and 500,000 shares of Preferred Stock issued and outstanding including any and all (a) securities with equivalent rights as the Common Stock or Preferred Stock, (b) Common Stock or Preferred Stock or such equivalent securities, issuable upon the exercise of options, warrants and other contract rights, and (c) securities convertible directly or indirectly into Common Stock or Preferred Stock or such equivalent securities, but excluding a maximum of 1,957,500 shares of Common Stock which are issuable upon exercise of options which may be granted pursuant to the Company's two Stock Option Plans.

                           (xxxiv) Except for fair market value the Company
shall not issue any shares, options, warrants or any other equity or debt security within three (3) years following the Effective Date of the Registration Statement without the express written consent of the Representatives except for a maximum of 1,957,500 shares of common stock which may be issued pursuant to the Company's stock option plans nor shall the Company, during such three (3) year period, effect a reverse split or reclassification of shares of its capital stock without the express written consent of the Representatives. Notwithstanding the foregoing, the Company shall not issue any shares of preferred stock or securities convertible into preferred stock during such three (3) year period without the express written consent of the Representatives.

                           (xxxv) Services currently being provided to the
Company by affiliated companies, if any, shall continue to be provided to the Company without charge except for reasonable disbursements incurred on behalf of the Company.

                  2. Purchase, Sale and Delivery of the Securities. (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company at a price of $9.00 per share of Preferred Stock that number of Firm Securities set forth in Schedule A opposite the name of such Underwriter, subject to such adjustment as the Underwriters in their sole discretion shall make to eliminate any sales or purchases of fractional shares, plus any additional number of Firm Securities which such Underwriters may become obligated to purchase pursuant to the provisions of Section 11 hereof.

                  (b) In addition, on the basis of the representations, warranties, covenants and agreements, herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase all or any part of an additional 90,000 shares of Preferred Stock at a price of $9.00 per share. The option granted hereby will expire 45 days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Rules and Regulations, or (ii) the date of this Agreement if the Company has elected to rely upon Rule 430A under the Rules and Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm

Securities upon notice by the Underwriters to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for any such Option Securities. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Underwriters, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date (hereinafter defined), unless otherwise agreed upon in writing by the Underwriters and the Company. Nothing herein contained shall obligate the Underwriters to make any over-allotments. No Option Securities shall be delivered unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

                  (c) Payment of the purchase price for, and delivery of certificates evidencing the Firm Securities shall be made at the offices of Klein Maus and Shire, Inc., at 110 Wall Street, New York, New York 10005, or at such other place as shall be agreed upon in writing by the Underwriters and the Company. Such delivery and payment shall be made at 10:00 a.m. (New York City time) on ___________________, 1999 or at such other time and date as shall be agreed upon by the Underwriters and the Company, but not less than five (5) nor more than ten (10) full business days after the effective date of the Registration Statement (such time and date of payment and delivery being herein called the "Closing Date"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above mentioned office of the Underwriters or at such other place as shall be agreed upon by the Underwriters and the Company on each Option Closing Date as specified in the notice from the Representatives to the Company. Delivery of the certificates for the Firm Securities and the Option Securities if any, shall be made to the Underwriters against payment by the Underwriters, severally and not jointly, of the purchase price for the Firm Securities and the Option Securities if any, to the order of the Company by New York Clearing House Funds. In the event such option is exercised, each of the Underwriters, acting severally and not jointly, shall purchase that proportion of the total number of Option Securities then being purchased which the number of Firm Securities set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Firm Securities, subject in each case to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of fractional shares. Certificates for the Firm Securities and the Option Securities if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in writing at least two (2) business days prior to the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Securities and the Option Securities if any, shall be made available to the Underwriters at such office or such other place as the Underwriters may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to the Closing Date or the relevant Option Closing Date, as the case may be.

                  (d) On the Closing Date, the Company shall issue and sell to the Representatives the Representatives' Warrants at a purchase price of $.0001 per warrant, which warrants shall entitle the holders thereof to purchase an aggregate of 60,000 shares of Preferred Stock (or 69,000 shares if the over-allotment is exercised). The Representatives' Warrants shall be exercisable for a period of four (4) years commencing one (1) year from the Closing Date at a price equal to 165% of the initial public offering price of one (1) share of the Preferred Stock. The Representatives' Warrant Agreement and Warrant Certificate shall be substantially in the form filed as Exhibit "1." to the

Registration Statement. Payment for the Representatives' Warrants shall be made on the Closing Date or the relevant Option Closing Date as the case may be.

                  3. Public Offering of the Securities. As soon after the Registration Statement becomes effective as the Underwriters deem advisable, the Underwriters shall make a public offering of the Firm Securities and such of the Option Securities as they may determine (other than to residents of or in any jurisdiction in which qualification of the Securities is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Underwriters may enter into one or more agreements as the Underwriters, in each of their sole discretion, deem advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.

                  4. Covenants and Agreements of the Company. The Company covenants and agrees with each of the Underwriters as follows:

                  (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable (such Registration Statement to be in form and substance satisfactory to the Representatives and their counsel) and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or Exchange Act before termination of the offering of the Securities by the Underwriters of which the Representatives shall not previously have been advised and furnished with a copy, or to which the Representatives shall have objected unless required under the Act, the Exchange Act or the Rules and Regulations thereunder or which is not in compliance with the Act, the Exchange Act or the Rules and Regulations.

                  (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Representatives and confirm the notice in writing, (i) when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose (iii) of the issuance by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission authority shall enter a stop order or suspend such qualification at any time, the Company will make every effort to obtain promptly the lifting of such order.

                  (c) The Company shall file the Prospectus (in form and substance satisfactory to the Representatives and their counsel) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424 (b) (or, if applicable and if consented to by the Representatives, pursuant to Rule 424
(b)(47) not later than the Commission's close of business on the earlier of
(i) the second business day following the execution and delivery of this Agreement and (ii) the fifth business day after the effective date of the Registration Statement.

                  (d) The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the IPO Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), and will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Representatives or Doros & Brescia, P.C. ("Underwriters' Counsel"), shall reasonably object unless required under the Act or the Rules and Regulations thereunder.

                  (e) The Company shall take all action, in cooperation with the Underwriters, at or prior to the time the Registration Statement becomes effective, to qualify the IPO Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Underwriters agree that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification. It is agreed that Underwriters' Counsel (or its designees) shall perform all such required Blue Sky legal services.

                  (f) During the time when a prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the IPO Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the IPO Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the reasonable opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act and the Rules and Regulations, the Company will notify the Representatives promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be reasonably satisfactory to Underwriters' Counsel, and the Company will furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the

Underwriters may reasonably request.

                  (g) During the time when a prospectus relating to the IPO Securities is required to be delivered under the Act, the Company will use its best efforts to comply with all requirements imposed upon it by the Act and the Securities Exchange Act of 1934 (the "Exchange Act"), as now and hereafter amended and by the Regulations, as from time to time in force, as necessary to permit the continuance of sales of or dealings in the IPO Securities in accordance with the provisions hereof and the Prospectus and the Company shall use its best efforts to keep the Registration Statement current and effective so long as a Prospectus is required to be delivered in connection with the sale of the IPO Securities by the Underwriters or by dealers effecting transactions therein in connection with the initial public offering thereof. If at any time when a prospectus relating to the IPO Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the reasonable opinion of counsel for the Company or counsel for the Underwriters, the Prospectus as then amended or supplemented (or the prospectus contained in a new registration statement filed by the Company pursuant to Paragraph 4(x), includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if, in the reasonable opinion of either such counsel, it is necessary at any time to amend the Prospectus (or the prospectus contained in such new registration statement) to comply with the Act, the Company will notify the Representatives promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act and will furnish to the Representatives copies thereof.

                  (h) The Company will reserve and keep available for issuance that maximum number of its authorized but unissued shares of Preferred Stock which are issuable upon exercise of the Representatives' Warrants (including the underlying securities) outstanding from time to time.

                  (i) The Company will timely prepare and file at its sole cost and expense one or more post-effective amendments to the Registration Statement or a new registration statement as required by law as will permit holders of the Representatives' Warrants to be furnished with a current prospectus in the event and at such time as the Representatives' Warrants are exercised, and the Company will use its best efforts and due diligence to have the same be declared effective (with the intent that the same be declared effective as soon as the Representatives' Warrants become exercisable) and to keep the same effective so long as the Representatives' Warrants are outstanding. The Company will deliver a draft of each such post-effective amendment or new registration statement to the Representatives at least ten days prior to the filing of such post-effective amendment or registration statement.

                  (j) So long as any of the Representatives' Warrants remain outstanding, the Company will timely deliver and supply to its Warrant Agent sufficient copies of the Company's current Prospectus, as will enable such Warrant Agent to deliver a copy of such Prospectus to any holder of the Representatives' Warrants where such Prospectus delivery is by law required to be made.
                  (k) So long as any of the Representatives' Warrants remain outstanding, the Company shall continue to employ the services of a firm of independent certified public accountants reasonably acceptable to the Representatives in connection with the preparation of the financial statements to be included in any registration statement to be filed by the Company hereunder, or any amendment or supplement thereto. During the same period, the Company shall employ the services of a law firm(s) reasonably acceptable to the Representatives in connection with all legal work of the Company, including the preparation of a registration statement to be filed by the Company hereunder, or any amendment or supplement thereto.

                  (l) So long as any of the Representatives' Warrants remain outstanding, the Company shall continue to appoint a Warrant Agent for the Representatives' Warrants, who shall be reasonably acceptable to the Representatives.

                  (m) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Underwriters, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

                  (n) During a period of seven years after the date hereof, the Company will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and will deliver to the

Underwriters:

                           (i) concurrently with furnishing such quarterly
reports to its stockholders, statements of income of the Company for each quarter in the form furnished to the Company's stockholders and certified by the Company's principal financial or accounting officer;

                           (ii) concurrently with furnishing such annual
reports to its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity, and cash flows of the Company for such fiscal year, accompanied by a copy of the certificate thereon of independent certified public accountants;

                           (iii) as soon as they are available, copies of all
reports (financial or other) mailed to stockholders;

                           (iv) as soon as they are available, copies of all
reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

                           (v) every press release and every material news
item or article of interest to the financial community in respect of the Company or its affairs which was released or prepared by or on behalf of the Company; and

                           (vi) any additional information of a public nature
concerning the Company (and any future Subsidiary) or its businesses which the Underwriters may reasonably request.

                  During such seven-year period, if the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

                  (o) The Company will maintain a Transfer Agent, designated American Stock Transfer and Trust Company, counsel, accounting firm, financial printer and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which shall be the same entity as the Transfer Agent) for its Common Stock and Preferred Stock all of whom shall be reasonably acceptable to the Underwriters. Such Transfer Agent shall, for a period of two years following the Closing Date, deliver to the Underwriters the daily securities position of the Company's stockholders of record and for a period of three (3) years thereafter the monthly securities position.

                  (p) The Company will furnish to the Representatives or on the Representatives' order, without charge, at such place as the Representatives may designate, copies of each Preliminary Prospectus, the Registration Statement, any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any Prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Representatives may reasonably request.

                  (q) On or before the effective date of the Registration Statement, the Company shall provide the Representatives with true copies of duly executed, legally binding and enforceable agreements pursuant to which for a period of not less than 24 months after the effective date of the Registration Statement (except only with respect to 3,495,000 shares of common stock held by unaffiliated persons which constitute the tradeable "public float" on the NASD Electronic Bulletin Board), each holder of securities issued by the Company and outstanding at the effective date of the Registration Statement (including, without limitation, after the effective date of the Registration Statement securities issued under the Company's stock option plans, Common Stock, Preferred Stock and securities convertible into Common Stock or Preferred Stock of the Company) agrees that it or he or she will not, directly or indirectly, issue, offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any of such securities (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein without the prior written consent of the Representatives (collectively, the "Lock-up Agreements"). During the two (2) year period commencing with the effective date of the Registration Statement, the Company shall not issue any securities under Regulation S and will not, without the prior written consent of the Representatives, sell, contract or offer to sell, issue, transfer, assign, pledge, distribute, or otherwise dispose of, directly or indirectly, any debt security of the Company or any shares of Common Stock or Preferred Stock or any options, rights or warrants with respect to any shares of Common Stock of Preferred Stock (other than upon exercise of options or warrants referred to in the Registration Statement, or with respect to transactions between the Company and its lenders and purchasers of mortgage backed securities). On or before the Closing Date, the Company shall deliver instructions to the Transfer Agent authorizing it to place appropriate legends on the certificates representing the securities subject to the Lock-up Agreements and to place appropriate stop transfer orders on the Company's ledgers.

                  (r) The Company and the Subsidiary have not taken and will not take, directly or indirectly, and the Company and the Subsidiary will use their best efforts to ensure that any of their employees, officers, directors, stockholders or affiliates (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company or the Subsidiary.

                  (s) The Company shall apply the net proceeds from the sale of the IPO Securities in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company or the Subsidiary except as described in the Prospectuses.

                  (t) The Company shall timely file all such reports, forms or other documents as may be required (including, but not limited to, a Form SR as may be required pursuant to Rule 463 under the Act) from time to time, under the Act, the Exchange Act and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act and the Rules and Regulations.

                  (u) The Company shall furnish to the Underwriters as early as practicable prior to each of the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants, as stated in their letters to be furnished pursuant to
Section 6(j) hereof.

                  (v) The Company shall cause the Preferred Stock to be listed on the Nasdaq SmallCap Market, and for a period of seven (7) years from the date hereof, use its best efforts to maintain such listing of the Preferred Stock to the extent outstanding.

                  (w) For a period of five (5) years from the Closing Date, the Company shall furnish to the Underwriters at the Underwriters' request and at the Company's sole expense, (i) the list of holders of all of the Company's securities, (ii) a Blue Sky "Trading Survey" for secondary sales of the Company's securities prepared by counsel to the Company, and (iii) daily consolidated transfer sheets relating to the Preferred Stock but not more than six (6) times per year.

                  (x) As soon as practicable, (i) but in no event more than five business days before the effective date of the Registration Statement, file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Securities and (ii) but in no event more than 30 days from the effective date of the Registration Statement, take all necessary and appropriate actions to be included in Standard and Poor's Corporation Records Service in order to satisfy the requirements for "manual exemption" in those states where available and to maintain such inclusion for as long as the IPO Securities are outstanding.

                  (y) Until the completion of the distribution of the IPO Securities, the Company shall not without the prior written consent of the Underwriters and Underwriters' Counsel, issue, directly or indirectly any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

                  (z) For a period of three (3) years after the effective date of the Registration Statement, the Representatives, jointly, shall have the right to designate, one (1) individual for election to the Company's Board of Directors ("Board") and the Company shall cause such individual to be elected to the Board. In the event the Representatives shall not have designated such individual at the time of any meeting of the Board or such person is unavailable to serve, the Company shall notify the Representatives of each meeting of the Board and an individual designated by the Representatives shall be permitted to attend all meetings of the Board and to receive all notices and other correspondence and communications sent by the Company to members of the Board. Such individual shall be reimbursed for all out-of-pocket expenses incurred in connection with his or her service on, or attendance at meetings of, the Board. The Company shall provide its outside directors with compensation in the form of cash and/or options on its Common Stock and/or Preferred Stock as deemed appropriate and similar for similar companies.

                  (aa) The Company and the Subsidiary hereby grant to the Representatives a right of first refusal on the terms and subject to the conditions set forth in this paragraph, for a period of five years from the effective date of the Registration Statement, to purchase for its account or to sell for the account of the Company or its present or future Subsidiary, any securities of the company or any of its present or future Subsidiary, with respect to which the Company or any of its present or future Subsidiary may seek a public or private sale. The Company, for a period of five years from the effective date of the Registration Statement, will consult, and will cause such present or future Subsidiary to consult with the Representatives with regard to any such offering or placement and will offer, or cause any of its present or future Subsidiary to offer, to the Representatives the opportunity, on terms not more favorable to the Company or such present or future subsidiary than they can secure elsewhere, to purchase or sell any such securities. If the Representatives fail to accept in writing such proposal made by the Company or any of its present or future Subsidiary within fifteen business days after receipt of a notice containing such proposal, then the Representatives shall have no further claim or right with respect to the proposal contained in such notice. If, thereafter, such proposal is materially modified, the Company shall again consult, and cause each present or future subsidiary to consult, with the Representatives in connection with such modification and shall in all respects have the same obligations and adopt the same procedures with respect to such proposal as are provided hereinabove with respect to the original proposal.

                  (bb) For a period equal to the lesser of (i) seven (7) years from the date hereof, and (ii) the date of the sale to the public of the securities issuable upon exercise of the Representatives' Warrants and the Representatives' Securities, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form SB-1 for the registration under the Act of the securities issuable upon exercise of the Representatives' Warrants and the Representatives' Securities.

                  (cc) On or before the effective date of the Registration Statement, the Company shall have retained a financial public relations firm reasonably satisfactory to the Underwriters, which shall be continuously engaged from such engagement date to a date twelve (12) months from the Closing Date.

                  5. Payment of Expenses. (a) The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date (to the extent not paid at the Closing Date) all expenses and fees (other than fees of Underwriters' Counsel, except as provided in (iv) below) incident to the performance of the obligations of the Company under this Agreement and the Representatives' Warrant Agreement including, without limitation, (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, (including mailing and handling charges) filing, delivery and mailing (including the payment of postage with respect thereto) of the Registration Statement and the Prospectus and any amendments and supplements thereto and the printing, mailing (including the payment of postage with respect thereto) and delivery of this Agreement, the Representatives' Warrant Agreement, and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriters and such dealers as the Underwriters may reasonably request, in quantities as hereinabove stated, (iii) the printing, engraving, issuance and delivery of the IPO Securities, including, but not limited to, (x) the purchase by the Underwriters of the IPO Securities and the purchase by the Representatives of the Representatives' Warrants from the Company, (y) the consummation by the Company of any of its obligations under this Agreement, and the Representatives' Warrant Agreement and (z) resale of the IPO Securities by the Underwriters in connection with the distribution contemplated hereby to the extent that expenses relate to the printing, engraving, issuance and delivery of the IPO Securities, (iv) the qualification of the IPO Securities under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum", the "Supplemental Blue Sky Memorandum" and "Legal Investments Survey," if any, and legal fees of counsel Doros & Brescia, P.C., of $75,000 less $20,000 heretofore paid plus disbursements incurred by them in connection therewith, (v) advertising costs and expenses, (not to exceed $5,000) including but not limited to costs and expenses in connection with the "road show", information meetings and presentations, bound volumes and prospectus memorabilia and "tomb-stone" advertisement expenses, (vi) costs, fees and expenses in connection with due diligence investigations, including but not limited to the costs of background checks on key management and/or personnel of the Company, (vii) fees and expenses of the transfer agent, warrant agent and registrar, (viii) applications for assignments of a rating of the IPO Securities by qualified rating agencies, (ix) the fees payable to the Commission, Nasdaq and the NASD, and (x) the fees and expenses incurred in connection with the listing of the IPO Securities on the Nasdaq SmallCap Market and any exchange.

                  (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6, Section 10(a) or Section 12, the Company shall reimburse and indemnify the Underwriters for all of their actual out-of-pocket expenses, including the fees and disbursements of Underwriters' Counsel (and in addition to fees and expenses of Underwriters' Counsel incurred pursuant to Section 5(a)(iv) above for which the Company shall remain liable), provided, however, that in the event of a termination pursuant to Section 10(a) hereof such obligation of the Company shall not exceed $50,000.

                  (c) The Company further agrees that, in addition to the expenses payable pursuant to subsection (a) of this Section 5, it will pay to the Underwriters on the Closing Date by certified or bank cashier's check or, at the election of the Underwriters, by deduction from the proceeds of the Offering a non-accountable expense allowance equal to two percent (2%) of the gross proceeds of the Offering less the amount of $25,000 previously paid by the Company to KMS. In the event the Underwriters elect to exercise the over-allotment option described in Section 2(b) hereof, the Company further agrees to pay to the Underwriters on the Option Closing Date (by certified or bank cashier's check or, at the Underwriters' election, by deduction from the proceeds of the Offering) a non-accountable expense allowance equal to two percent (2%) of the gross proceeds of this Offering in connection with the sale of the Option Securities.

                  (d) The Underwriters shall not be responsible for any expense of the Company or others or for any charge or claim related to the Offering in the event that the sale of the IPO Securities as contemplated hereunder is not consummated.

                  6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company and its Subsidiary herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, as if they had been made on and as of the Closing Date or each Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing Date and each Option Closing Date, if any, of its covenants and obligations hereunder and to the following further conditions:

                  (a) The Registration Statement, which shall be in form and substance satisfactory to the Representatives and Underwriters' Counsel, shall have become effective no later than 12:00 p.m., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representatives, and, at the Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the IPO Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

                  (b) The Representatives shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Underwriters' opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (c) On or prior to the Closing Date, the Representatives shall have received from Underwriters' Counsel, such opinion or opinions with respect to the organization of the Company and its Subsidiary, the validity of the IPO Securities, the Representatives' Warrants, the Registration Statement, the Prospectus and other related matters as the Representatives may request and Underwriters' Counsel shall have received such papers and information as they request to enable them to pass upon such matters.

                  (d) At the Closing Date, the Underwriters shall have received the favorable opinion of Jackier, Gould, Bean, Upfal & Eiselman, counsel to the Company, dated as of the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                           (i) each of the Company and the Subsidiary (A) has
been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction; (B) to such counsel's knowledge has all requisite corporate power and authority, and has obtained any and all authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; (C) to such counsel's knowledge is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing;

and (D) to such counsel's knowledge, has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business, operations, condition, financial or otherwise, or the earnings, business affairs or prospects, properties, business, assets or results of operations of the Company and the Subsidiary taken as a whole. The disclosures in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on the Company's or the Subsidiary's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made:

                           (ii) to such counsel's knowledge, except as set
forth in the Prospectus neither the Company nor the Subsidiary owns an equity interest in any other corporation, partnership, joint venture, trust or other business entity except with respect to the Company the Subsidiary;

                           (iii) to such counsel's knowledge the Company has
a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under "Capitalization", and, to such counsel's knowledge, neither the Company nor the Subsidiary is a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Representatives' Warrant Agreement and as described in the Prospectus. The IPO Securities, and all other securities issued or issuable by the Company, conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company and the Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability under the laws of the State of Nevada as currently in effect by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company. The IPO Securities to be sold by the Company hereunder and under the Representatives' Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the IPO Securities has been duly and validly taken; and the certificates representing the IPO Securities are in due and proper form. The Representatives' Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefore the number and type of securities of the Company called for thereby. Upon the issuance and delivery pursuant to this Agreement of the IPO Securities to be sold by the Company, the Underwriters will acquire good and marketable title to the IPO Securities free and clear of any pledge, lien, charge, claim, encumbrance, pledge, security interest, or other restriction or equity of any kind whatsoever. No transfer tax is payable by or on behalf of the Underwriters in connection with (A) the issuance by the Company of the IPO Securities, (B) the purchase by the Underwriters of the IPO Securities from the Company, (C) consummation by the Company of any of its obligations under this Agreement, or (D) resales of the Securities in connection with the distribution contemplated hereby;

                           (iv) the Registration Statement is effective under
the Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and, to such counsel's knowledge, no stop order suspending the use of the Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending, threatened or contemplated under the Act;

                           (v) each of the Preliminary Prospectus, the
Registration Statement, and the Prospectus and any amendments or supplement thereto (other than the financial statements and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                           (vi) to the best of such counsel's knowledge, (A)
there are no agreements, contracts or other documents required by the Act to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein) and the Prospectus and filed as exhibits thereto, and the exhibits which have been filed are correct copies of the documents of which they purport to be copies; (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of contracts and other documents to which the Company or the Subsidiary is a party or by which it is bound, including any document to which the Company or the Subsidiary is a party or by which it is bound, incorporated by reference into the Prospectus and any supplement or amendment thereto, are accurate in all material respects and fairly represent the information required to be shown by Form SB-1; (C) there is not pending or threatened against the Company or the Subsidiary any action, arbitration, suit, proceeding, inquiry, investigation, litigation, governmental or other proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of the Company or the Subsidiary which (1) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects), (2) questions the validity of the capital stock of the Company or the Subsidiary or this Agreement or the Representatives' Warrant Agreement or of any action taken or to be taken by the Company pursuant to or in connection with any of the foregoing; (D) no statute or regulation or legal or governmental proceeding required to be described in the Prospectus is not described as required; and (E) except as disclosed in the Prospectus, there is no action, suit or proceeding pending, or threatened, against or affecting the Company or the Subsidiary before any court or arbitrator or governmental body, agency or official (or any basis thereof known to such counsel) in which an adverse decision which may result in a material adverse change in the condition, financial or otherwise, or the earnings, position, prospects, stockholders' equity, value, operation, properties, business or results of operations of the Company and the Subsidiary taken as a whole, which could adversely affect the present or prospective ability of the Company to perform its obligations under this Agreement, or the Representatives' Warrant Agreement or which in any manner draws into question the validity or enforceability of this Agreement or the Representatives' Warrant Agreement;

                           (vii) the Company has full legal right, power and
authority to enter into this

Agreement and the Representatives' Warrant Agreement and to consummate the transactions provided for herein and therein; and this Agreement and the Representatives' Warrant Agreement have been duly authorized, executed and delivered by the Company. Each of this Agreement, the Representatives' Warrant Agreement assuming due authorization, execution and delivery by each other party hereto constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and neither the Company's execution or delivery of this Agreement and the Representatives' Warrant Agreement, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, or the conduct of their business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company or the Subsidiary pursuant to the terms of, (A) the certificate of incorporation or by-laws of the Company or the Subsidiary, (B) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company or the Subsidiary is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or
(C) any statute, judgment, decree, order, rule or regulation applicable to the

Company or the Subsidiary of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or the Subsidiary or any of its activities or properties, except for conflicts, breaches, violations, defaults, creations or impositions which do not and would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs, position, shareholder's equity, value, operations, properties, business or results of operations of the Company and the Subsidiary taken as a whole;

                           (viii) except as described in the Prospectus, no
consent, approval, authorization or order, and no filing with, any court, regulatory body, government agency or other body (other than such as may be required under Blue Sky laws, as to which no opinion need be rendered) is required in connection with the issuance of the IPO Securities pursuant to the Prospectus and the Registration Statement, the issuance of the Representatives' Warrants, the performance of this Agreement and the Representatives' Warrant Agreement and the transactions contemplated hereby and thereby;

                           (ix) the properties and business of the Company
and the Subsidiary conform to the description thereof contained in the Registration Statement and the Prospectus;

                           (x) to such counsel's knowledge and except as
described in the Prospectus neither the Company nor the Subsidiary is in breach of, or in default under, any term or provision of any license, contract, indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, stockholders' agreement, partnership agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary may be bound or to which the property or assets (tangible or intangible) of the Company or the Subsidiary is subject or affected, which could materially adversely affect the Company or the Subsidiary; and neither the Company nor the Subsidiary is in violation of any term or provision of its Certificate of Incorporation or By-Laws, or in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation the result of which would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs, position, shareholders' equity, value, operation, properties, business or results of operations of the Company and the Subsidiary taken as a whole;

                           (xi) to the knowledge of such counsel except as
described in the Prospectus each of the Company and the Subsidiary owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation any such licenses or rights described in the Prospectus as being owned or possessed by the Company or the Subsidiary), and to the best of such counsel's knowledge after reasonable investigation, there is no claim or action by any person pertaining to, or proceeding, pending, or threatened, which challenges the exclusive rights of the Company or the Subsidiary with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's or the Subsidiary's business (including, without limitations, any such licenses or rights described in the Prospectus as being owned or possessed by the Company or the Subsidiary);

                           (xii) except as described in the Prospectus,
neither the Company nor the Subsidiary (A) maintains, sponsors, or contributes to any ERISA Plans, (B) maintains or contributes now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA, and (C) has ever completely or partially withdrawn from a "multiemployer plan";

                           (xiii) the IPO Securities have been approved for
listing on the Nasdaq SmallCap Market, and the Company's Registration Statement on Form 8-A under the Exchange Act has become effective;

                           (xiv) to such counsel's knowledge, the persons
listed under the caption "PRINCIPAL SHAREHOLDERS" in the Prospectus are the respective "beneficial owners" (as such phrase is defined in regulation 13d-3 under the Exchange Act) of the securities set forth opposite their respective names thereunder as and to the extent set forth therein;

                           (xv) to such counsel's knowledge, except as
described in the Prospectus, no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company or the Subsidiary in the Registration Statement, require the Company or the Subsidiary to file any registration statement or, if filed, to include any security in such registration statement;

                           (xvi) to such counsel's knowledge, except as
described in the Prospectus,
there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the IPO Securities hereunder or the financial consulting arrangement or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriters' compensation, as determined by the NASD;

                           (xvii) the Lock-up Agreements are legal, valid and
binding obligations of the parties thereto, enforceable against each such party and any subsequent holder of the securities subject thereto in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable); and

                  Such counsel shall state that such counsel has participated in conferences including telephone conferences with officers and other representatives of the Company, the Subsidiary and representatives of the independent public accountants for the Company and the Subsidiary, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Preliminary Prospectus, the Registration Statement, the Prospectus, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Prospectus, the Registration Statement and Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or the Preliminary Prospectus or Prospectus or amendment or supplement thereto as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Prospectus, the Registration Statement or Prospectus).

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company or the Subsidiary and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company or the Subsidiary, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Representatives and the Underwriters are justified in relying thereon.

                  At each Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Jackier, Gould, Bean, Upfal & Eiselman, counsel to the Company, dated the Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel confirming as of such Option Closing Date the statements made in its opinion delivered on the Closing Date.

                  (e) On or prior to each of the Closing Date and the Option Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 6, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company, or herein contained.

                  (f) Prior to each Closing Date and each Option Closing Date, if any, (i) there shall have been no adverse change nor development involving a prospective change in the condition, financial or otherwise, prospects, stockholders' equity or the business activities of the Company and the Subsidiary taken as a whole, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company or the Subsidiary, (iii) neither the Company nor the Subsidiary shall be in default under any provision of any instrument relating to any outstanding indebtedness; (iv) neither the Company nor the Subsidiary shall have issued any securities (other than the IPO Securities and the Representatives' Warrants) or declared or paid any dividend or made any distribution in respect of its capital stock of any class and there has not been any change in the capital or any change in the debt (long or short term) or liabilities or obligations of the Company or the Subsidiary (contingent or otherwise); (v) no material amount of the assets of the Company or the Subsidiary shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (vi) no action, suit or proceeding, at law or in equity, shall have been pending or threatened (or circumstances giving rise to same) against the Company or the Subsidiary, or affecting any of its properties or business before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may adversely affect the business, operations, management prospects or financial condition or assets of the Company or the Subsidiary taken as a whole, except as set forth in the Registration Statement and Prospectus: and (vii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

                  (g) At each Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate of the principal executive officer and the chief financial or chief accounting officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

                           (i) The representations and warranties in this
Agreement of the Company are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

                           (ii) No stop order suspending the effectiveness of
the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, are contemplated or threatened under the Act;

                           (iii) The Registration Statement and the
Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus or any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                           (iv) Since the dates as of which information is
given in the Registration Statement and the Prospectus, (A) there must not have been any material change in the shares of Common Stock, Preferred Stock or liabilities of the Company or the Subsidiary except as set forth in or contemplated by the Prospectus; (B) there must not have been any material adverse change in the general affairs, management, business, financial condition or results of operations of the Company or the Subsidiary, whether or not arising from transactions in the ordinary course of business, as set forth in or contemplated by the Prospectus; (C) the Company and the Subsidiary must not have sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree, whether foreign or domestic, or from any other occurrence, not described in the Registration Statement and Prospectus; (D) there must not have occurred any event that makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or Prospectus or that is not reflected in the

Registration Statement or Prospectus but should be reflected therein in order to make the statements or information therein, in light of the circumstances in which they were made, not misleading in any material respect; (E) the Company and the Subsidiary must not have incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (F) the Company and the Subsidiary must not have paid or declared any dividends or other distributions on its capital stock; (G) the Company and the Subsidiary must not have entered into any transactions not in the ordinary course of business; (H) there has not been any change in the capital stock or long-term debt or any increase in the short-term borrowings (other than any increase in the short-terms borrowings in the ordinary course of business) of the Company or the Subsidiary; (i) the Company and the Subsidiary must not have sustained any material loss or damage to its property or assets, whether or not insured; and (J) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

                  References to the Registration Statement and the Prospectus in this subsection (g) are to such documents as amended and supplemented at the date of such certificate.

                  (h) By the Closing Date, the Underwriters will have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

                  (i) At the time this Agreement is executed, the Underwriters shall have received a letter, dated such date, addressed to the Underwriters in form and substance satisfactory (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) in all respects to the Underwriters and Underwriters' Counsel, from Deloitte & Touche:

                           (i) confirming that they are independent
accountants with respect to the Company and the Subsidiary within the meaning of the Act and the applicable Rules and Regulations;

                           (ii) stating that it is their opinion that the
financial statements of the Company and the Subsidiary included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Representatives may rely upon the opinion of Deloitte & Touche with respect to the financial statements and supporting schedules included in the Registration Statement;

                           (iii) stating that, on the basis of a limited
review which included a reading of the latest available unaudited interim financial statements of the Company and the Subsidiary (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and board of directors and the various committees of the boards of directors of the Company and the Subsidiary, consultations with officers and other employees of the Company and the Subsidiary responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the unaudited financial statements, if any, of the Company and the Subsidiary included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company and the Subsidiary included in the Registration Statement, or (B) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock or long-term debt of the Company and the Subsidiary, or any decrease in the stockholders' equity or net current assets or net assets of the Company and the Subsidiary as compared with amounts shown in the __________________ balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease;

                           (iv) setting forth, at a date not later than five
(5) days prior to the date of the Registration Statement, the amount of liabilities of the Company and the Subsidiary (including a breakdown of commercial paper and notes payable to banks);

                           (v) stating that they have compared specific
dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company and the Subsidiary set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and the Subsidiary and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

                           (vi) stating that they have in addition carried
out certain specified procedures, not constituting an audit, with respect to certain pro forma financial information which is included in the Registration Statement and the Prospectus and that nothing has come to their attention as a result of such procedures that caused them to believe such unaudited pro forma financial information does not comply in form in all respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of that information;

                           (vii) stating that they have not during the
immediately preceding five (5) year period brought to the attention of any of the Company's or the Subsidiary's management any "weakness," as defined in Statement of Auditing Standard No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in any of the Company's internal controls; and

                           (viii) statements as to such other matters
incident to the transaction contemplated hereby as the Representatives may reasonably request.

                  (j) At the Closing Date and each Option Closing Date, if any, the Underwriters shall have received from Deloitte & Touche, a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (i) of this Section, except that the specified date in the letter referred to shall be a date not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of subsection (i) of this Section with respect to certain amounts, percentages and financial information as specified by the Representatives and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

                  (k) On each of the Closing Date and the Option Closing Date, if any, there shall have been duly tendered to the several
Underwriters' accounts the appropriate number of IPO Securities.

                  (l) No order suspending the sale of the IPO Securities in any jurisdiction designated by the Underwriters pursuant to subsection (e) of
Section 4 hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.

                  (m) On or before Closing Date, the Preferred Stock shall have been approved for quotation on the Nasdaq SmallCap Market.

                  (n) On or before the Closing Date, three shall have been delivered to the Underwriters the Lock-up Agreements in form and substance satisfactory to Underwriters' Counsel.

                  (o) On or before the Closing Date, the Company shall have executed and delivered to the Underwriters, (i) the Representatives' Warrant Agreement substantially in the form filed as Exhibit "1." to the Registration Statement in final form and substance satisfactory to the Underwriters, and (ii) the Representatives' Warrants in such denominations and to such designees as shall have been provided to the Company.

                  If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Underwriters may terminate this Agreement or, if the Underwriters so elect, they may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

                  7. Indemnification. (a) The Company and its Subsidiary, jointly and severally,agree to indemnify and hold harmless each of the Underwriters (for purposes of this Section 7 "Underwriters" shall include the officers, directors, partners, employees, agents and counsel of the Underwriters, including specifically each person who may be substituted for an Underwriter as provided in Section 11 hereof), and each person, if any, who controls the Underwriters ("controlling person") within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions in respect thereof), whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriters or such controlling person may become subject under the Act, the Exchange Act, or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the IPO Securities; or (iii) in any application or other document or written communication (in this Section 7 collectively called "Application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the IPO Securities under the securities laws thereof or filed with the Commission, any securities commission or agency, NASDAQ or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, or in any Application, as the case may be.

                  The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company may have at common law or otherwise.

                  (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to the Underwriters but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration

Statement or Prospectus or any amendment thereof or supplement thereto or in any Application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such Application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus directly relating to the transactions effected by the Underwriters in connection with this offering.

                  (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

                  (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the IPO Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company is a contributing party and the Underwriters are the indemnified party, the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact necessary to make the statements made, in light o the circumstances under which they were made, not misleading relates to information supplied by the Company, or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subdivision (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subdivision (d) the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the IPO Securities purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subparagraph (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

                  8. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and any Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company and the respective indemnity agreements contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, any controlling person of any

Underwriter or the Company, and shall survive termination of this Agreement or the issuance and delivery of the IPO Securities to the Underwriters.

                  9. Effective Date. This Agreement shall become effective at 10:00 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Underwriters, in their discretion, shall release the Securities for the sale to the public; provided, however, that the provisions of Sections 5, 7 and 10 of this Agreement shall at all times be effective. For purposes of this Section 9, the Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Underwriters of telegrams to securities dealers releasing such shares for offering or the release by the Underwriters for publication of the first newspaper advertisement which is subsequently published relating to the Securities.

                  10. Termination. (a) Subject to subsection (b) of this
Section 10, the Underwriters shall have the right to terminate this Agreement based upon any of the following events which result in a material impairment of this Agreement to offer the Securities for sale: , (i) if any domestic or international event or act or occurrence has disrupted, or in the Underwriters' opinion will in the immediate future disrupt the financial markets; or (ii) any material adverse change in the financial markets shall have occurred; or (iii) if trading on the New York Stock Exchange, the American Stock Exchange, or in the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or by order of the Commission or any other government authority having jurisdiction; or (iv) if the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (v) if a banking moratorium has been declared by a state or federal authority; or (vi) if a moratorium in foreign exchange trading has been declared; or (vii) if the Company shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Underwriters' opinion, make it inadvisable to proceed with the delivery of the IPO Securities; or (vii) if there shall have been such a material adverse change in the condition (financial or otherwise), business affairs or prospects of the Company and/or the Subsidiary, whether or not arising in the ordinary course of business, which would render, in the Underwriters' judgment, either of such parties unable to perform satisfactorily its respective obligations as contemplated by this Agreement or the Registration Statement, or such material adverse change in the general market, political or economic conditions, in the United States or elsewhere as in the Underwriters' judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the IPO Securities.

                  (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 10(a), the Company shall promptly reimburse and indemnify the Underwriters for all of their actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters in an amount not to exceed $50,000 (less amounts previously paid pursuant to Section 5(c) above). Notwithstanding any contrary provision contained in this Agreement, if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted to the Underwriters, by reason of any failure on the part of the Company to perform any undertaking or satisfy any condition of this Agreement by it to be performed or satisfied (including, without limitation, pursuant to Section 6 or Section 12) then, the Company shall promptly reimburse and indemnify the Underwriters for all of their actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 5 (c) above). In addition, the Company shall remain liable for all Blue Sky counsel fees and expenses and Blue Sky filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 6, 10, 11 and 12 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 5 and Section 7 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

                  11. Substitution of the Underwriters. If one or more of the Underwriters shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 6, Section 10 or Section 12 hereof) to purchase the Securities which it or they are obligated to purchase on such date under this Agreement (the "Defaulted Securities"), the remaining Underwriters shall have the right, within 24 hours thereafter, to make arrangement for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the remaining Underwriters shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the total number of Firm Securities to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  (b) if the number of Defaulted Securities exceeds 10% of the total number of Firm Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters.

                  No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

                  In the event of any such default which does not result in a termination of this Agreement, the remaining Underwriters shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

                  12. Default by the Company. If the Company shall fail at the Closing Date or any Option Closing Date, as applicable, to sell and deliver the number of Securities which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the Underwriters may at their option, by notice from the Underwriters to the Company, terminate the Underwriters' obligation to purchase Option Securities from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to
Section 5, Section 7 and Section 10 hereof. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

                  13. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at Nutmeg Securities, Ltd., 495 Post Road East, Westport, Connecticut 06880, Attention: Daniel T. Guilfoile, Director of Investment Banking and Klein Maus and Shire, Inc., 110 Wall Street, New York, New York 10005, Attention: Mohammad Ali Khan, President, with a copy to Doros & Brescia, P.C., 1140 Avenue of the Americas, New York, New York 10036,
Attention: Ronald J. Brescia, Esq. Notices to the Company shall be directed to the Company at 4162 Big Ranch Road, Napa, California 94558, Attention:
Mack H. Jennings, President, with a copy to Jackier, Gould, Bean, Upfal & Eiselman, 1533 North Woodward, Suite 250, Bloomfield Hills, Michigan 48304,
Attention: Michael J. Eiselman, Esq.

                  14. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, legal representatives and assigns and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                  15. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflict of laws principles.

                  16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

                  17. Entire Agreement; Amendments. This Agreement and the Representatives' Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing, signed by the Underwriters and the Company.

                  If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                  Very truly yours,

                                  AWG, LTD.




                                  By: ________________________________
                                        Mack H. Jennings, President



Confirmed and accepted as of
the date first above written


For themselves and as Representatives of the several
Underwriters named in Schedule A hereto

NUTMEG SECURITIES, LTD.

By: ______________________________________________
         Name:  Daniel T. Guilfoile
         Title:  Director of Investment Banking


KLEIN MAUS AND SHIRE, INC.



By: ______________________________________________
      Name:  Mohammad Ali Khan
      Title:  President

                                  SCHEDULE A



                                             Number of Firm Securities
       Name of Underwriters                       to be purchased
-----------------------------------      --------------------------------
Nutmeg Securities, Ltd.
Klein Maus and Shire, Inc.

                                  AWG, LTD.


                                     AND


                           NUTMEG SECURITIES, LTD.

                                     and

                          KLEIN MAUS AND SHIRE, INC.




                               REPRESENTATIVES'

                              WARRANT AGREEMENT











                      Dated as of _______________, 1999

                  REPRESENTATIVES' WARRANT AGREEMENT dated as of __________, 1999 (the "Agreement") between AWG, LTD., a Nevada corporation (the "Company") and NUTMEG SECURITIES, LTD. ("Nutmeg") and KLEIN MAUS AND SHIRE, INC. ("KMS"), their successors, designees and assigns (hereinafter referred to collectively as the "Representatives" or the "Underwriters").

                             W I T N E S S E T H:

                  WHEREAS, the Company proposes to issue to Nutmeg Securities, Ltd. and Klein Maus and Shire, Inc. (collectively the "Representatives" or the "Underwriters") warrants (the "Representatives' Warrants") entitling the holder(s) to purchase up to an aggregate of 60,000 shares (or up to 69,000 shares if the over-allotment is exercised), of the Company's Series A 6% Preferred Stock, $.001 par value per share (the "Preferred Stock"), at a purchase price of $.0001 per Representatives' Warrant ($6.00 in aggregate) ($6.90 in aggregate if the over-allotment is exercised in full) (the Representatives' Warrants and Preferred Stock into which the Representatives' Warrants are exercisable being collectively referred to as the "Warrant Securities"); and

                  WHEREAS, the Representatives have agreed pursuant to the underwriting agreement (the "Underwriting Agreement") dated as of the date hereof among the underwriters named therein and the Company to act as the representatives of such underwriters, in connection with the Company's proposed public offering of 600,000 shares of Preferred Stock at a public offering price of $10.00 per share of Preferred Stock (the "Public Offering"); and

                  WHEREAS, the Representatives' Warrants to be issued pursuant to this Agreement will be issued on the Closing Date and each Option Closing Date (s), if any, (as such terms are defined in the Underwriting Agreement) by the Company to the Underwriters in consideration for, and as part of the Underwriters' compensation in connection with, and pursuant to the Underwriting Agreement;

                  NOW, THEREFORE, in consideration of the premises, the payment by the Underwriters to the Company of an aggregate six dollars ($6.00), ($6.90 in aggregate if the over-allotment is exercised in full) the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Grant. The Underwriters are hereby granted the right to purchase, at any time from ____________, 2000 until 5:00 P.M., New York time, on _______________, 2004, up to an aggregate of 60,000 shares of Preferred Stock (69,000 shares if the over-allotment is exercised in full) (the "Shares") at an initial exercise price (subject to adjustment as provided in
Section 8 hereof) of $16.50 per share of Preferred Stock subject to the terms and conditions of this Agreement. Except as set forth herein, the shares of Preferred Stock issuable upon exercise of the Representatives' Warrants are in all respects identical to the shares of Preferred Stock being purchased by the Underwriters for resale to the public pursuant to the terms and provisions of the Underwriting Agreement.

                  2. Warrant Certificates. The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

                  3. Exercise of Warrant.

                  3.1 Method of Exercise. The Representatives' Warrants initially are exercisable at an aggregate initial exercise price (subject to adjustment as provided in Section 8 hereof) per share of Preferred Stock as set forth in Section 6 hereof payable by certified or official bank check in New York Clearing House funds, subject to adjustment as provided in Section 8 hereof. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the shares of Preferred Stock purchased at the Company's principal offices (presently located at 4162 Big Ranch Road, Napa, California 94558) the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Preferred Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holders thereof, in whole or part (but not as to fractional shares of the Preferred Stock). In the case of the purchase of less than all of the Preferred Stock purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Preferred Stock purchasable thereunder.

                  3.2 Exercise by Surrender of Warrant. In addition to the method of payment set forth in Section 3.1 and in lieu of any cash payment required thereunder, the Holder(s) of the Representatives' Warrants shall have the right at any time and from time to time to exercise the Representatives' Warrants in full or in part by surrendering the Warrant Certificate in the manner specified in Section 3.1. The number of shares of Preferred Stock to be issued pursuant to this Section 3.2 shall be equal to the difference between (a) the number of shares of Preferred Stock in respect of which the Representatives' Warrants are exercised and (b) a fraction, the numerator of which shall be the number of shares of Preferred Stock in respect of which the Representatives' Warrants are exercised multiplied by the Exercise Price (as hereinafter defined) and the denominator of which shall be the Market Price.

                  3.3 Definition of Market Price. As used herein, the phrase "Market Price" at any date shall be deemed to be (i) when referring to the Preferred Stock, the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Preferred Stock is listed or admitted to trading or by the Nasdaq National Market ("NNM") or the Nasdaq Small Cap Market ("NSCM"), or, if the Preferred Stock is not listed or admitted to trading on any national securities exchange or quoted by NNM or NSCM, the average closing bid price as furnished by a similar organization including the National Association of Securities Dealers, Inc. ("NASD") through the NASD Electronic Bulletin Board if Nasdaq is no longer reporting such information, or if the Preferred Stock is not quoted on Nasdaq, or such similar organization as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it. Notwithstanding the foregoing, for purposes of Section 8, the Market Price of a share of Preferred Stock shall be determined by reference to the relevant information set forth above during the thirty (30) trading days immediately preceding the date of the event requiring the determination of the Market Price (except that, in the event of a public offering of shares of Preferred Stock, the Market Price of a share of Preferred Stock shall be determined by reference to the trading day immediately preceding the effective date of the public offering and not such thirty (30) trading day period).

                  4. Issuance of Certificates. Upon the exercise of the Representatives' Warrants, the issuance of certificates for shares of Preferred Stock and/or other securities, properties or rights underlying such Representatives' Warrants, shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  The Warrant Certificates and the certificates representing the shares of Preferred Stock (and/or other securities, property or rights issuable upon the exercise of the Representatives' Warrants) shall be executed on behalf of the Company by the manual or facsimile signature of the then present

Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

                  5. Restriction On Transfer of Warrants. The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Representatives' Warrants are being acquired as an investment and not with a view to the distribution thereof; that the Representatives' Warrants may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, for a period of one (1) year from the date hereof, except to officers of the Underwriters.

                  6. Exercise Price.

                  6.1 Initial and Adjusted Exercise Price. Except as otherwise provided in Section 8 hereof, the initial exercise price of each Underwriters Warrant shall be $16.50 per share of Preferred Stock. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof.

                  6.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

                  7. Registration Rights.

                  7.1 Current Registration Under the Securities Act of 1933. The Representatives' Warrants and the shares of Preferred Stock issuable upon exercise of the Representatives' Warrants have been registered under the Securities Act of 1933, as amended (the "Act"), pursuant to the Company's Registration Statement on Form SB-1 (Registration No. 333-48165) (the "Registration Statement"). The Company covenants and agrees to use its best efforts to maintain the effectiveness of the Registration Statement for a period of five (5) years from its effective date.

                  7.2 Contingent Registration Rights. In the event that, for any reason whatsoever, the Company shall fail to maintain the effectiveness of the Registration Statement for a period of five (5) years from its effective date and, in any event, from and after the fifth (5th) anniversary of the effective date of the Registration Statement, the Representatives' and other Holders shall have, commencing the date of any such occasion, the contingent registration rights ("Registration Rights") set forth in Sections
7.3 and 7.4 hereof.

                  7.3 Piggyback Registration. (a) If, at any time commencing after the effective date of the Registration Statement and expiring on the seventh (7th) anniversary of the effective date of the Registration Statement, the Company proposes to register any of its securities under the Act, either for its own account or the account of any other security holder or holders of the Company possessing registration rights ("Other Stockholders") (other than pursuant to Form S-4, Form S-8 or comparable registration statement), it shall give written notice, at least thirty (30) days prior to the filing of each such registration statement, to the Representatives and to all other Holders of Representatives' Warrants and/or shares of Preferred Stock issuable upon exercise of the Representatives' Warrants (collectively the "Registrable Securities") of its intention to do so. If the Representatives or other Holders of Registrable Securities notify the Company within twenty-one (21) days after the receipt of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford the Representatives and such other Holders of such securities the opportunity to have any such securities registered under such registration statement.

                           (b) If the registration of which the Company gives
notice is for a registered public offering involving an underwriting, the Company shall so advise the Representatives and such other Holders as part of the written notice given pursuant to Section 7.3(a) hereof. The right of the Representatives or any such other Holders to registration pursuant to this
Section 7.3 shall be conditioned upon their participation in such underwriting and the inclusion of their Registrable Securities in the underwriting to the extent hereinafter provided. The Representatives and all other Holders proposing to distribute their securities through such underwriting shall (together with the Company and any officers, directors or other stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representatives of the underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section 7.3, if the representatives of the underwriter or underwriters advises the Company in writing that marketing factors require a limitation or elimination of the number of shares of Preferred Stock or other securities to be underwritten, the representatives may limit the number of shares of Preferred Stock or other securities to be included in the registration and underwriting. The Company shall so advise the Representatives and all other Holders of Registrable Securities requesting registration, and the number of shares of Preferred Stock or other securities that are entitled to be included in the registration and underwriting shall be allocated among the Representatives and other Holders requesting registration, in each case, in proportion, as nearly as practicable, to the respective amounts of securities which they had requested to be included in such registration at the time of filing the registration statement.

                           (c) Notwithstanding the provisions of this Section
7.3, the Company shall have the right at any time after it shall have given written notice pursuant to Section 7.3(a) hereof (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

                  7.4 Demand Registration. (a) At any time commencing after the effective date of the Registration Statement and ending on the fifth
(5th) anniversary of the effective date of the Registration Statement, the Holders of Registrable Securities representing a "Majority" (as hereinafter defined) of such securities (assuming the exercise of all of the Representatives' Warrants) (the "Initiating Holders") shall have the right (which right is in addition to the registration rights under Section 7.3 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Commission, on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale of their respective Registrable Securities for up to two hundred and seventy (270) days by such Holders and any other Holders of Registrable Securities, as well as any other security holders possessing similar registration rights, who notify the Company within twenty-one (21) days after receiving notice from the Company of such request.

                           (b) The Company covenants and agrees to give
written notice of any
registration request under this Section 7.4 by any Holder or Holders to all other registered Holders of Registrable Securities, as well as any other security holders possessing similar registration rights, within ten (10) days after the date of the receipt of any such registration request.

                           (c) If the Initiating Holders intend to distribute
the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 7.4(a) hereof. The right of any Holder to registration pursuant to this Section 7.4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent and subject to the limitations provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities it holds.

                           (d) The Company shall (together with all Holders,
officers, directors and other stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representatives of the underwriters selected for such underwriting by the Initiating Holders, which underwriter(s) shall be reasonably acceptable to the Representatives. Notwithstanding any other provision of this Section 7.4, if the representatives of the underwriter or underwriters advises the Initiating Holders in writing that marketing factors require a limitation or elimination of the number of shares of Preferred Stock or other securities to be underwritten, the representatives may limit the number of shares of Preferred Stock or other securities to be included in the registration and underwriting. The Company shall so advise the Representatives and all Holders of Registrable Securities requesting registration, and the number of shares of Preferred Stock or other securities that are entitled to be included in the registration and underwriting shall be allocated among the Representatives and other Holders requesting registration, in each case, in proportion, as nearly as practicable, to the respective amounts of securities which they had requested to be included in such registration at the time of filing the registration statement. If the Company or any Holder of Registrable Securities who has requested inclusion in such registration as provided above disapproves of the terms of any such underwriting, such person may elect to withdraw its securities therefrom by written notice to the Company, the Representatives and the Initiating Holders. Any securities so excluded shall be withdrawn from such registration. No securities excluded from such registration by reason of such underwriters' marketing limitations shall be included in such registration. To facilitate the allocation of shares in accordance with this Section 7.4(d), the Company or underwriter or underwriters selected as provided above may round the number of securities of any holder which may be included in such registration to the nearest 100 shares.

                           (e) In the event that the Initiating Holders are
unable to sell all of the Registrable Securities for which they have requested registration due to the provisions of Section 7.4(d) hereof and if, at that time, the Initiating Holders are not permitted to sell Registrable Securities under Rule 144(k), the Initiating Holders shall be entitled to require the Company to afford the Initiating Holders an opportunity to effect one additional demand registration under this Section 7.4.

                           (f) In addition to the registration rights under
Section 7.3 and subsection (a) of Section 7.4 hereof, at any time commencing on the date hereof and expiring five (5) years thereafter any Holder of Registrable Securities shall have the right, exercisable by written request to the Company, to have the Company prepare and file, on one occasion, with the Commission a registration statement so as to permit a public offering and sale for 270 days by any such Holder of its Registrable Securities provided, however, that the provisions of Section 7.5(b) hereof, shall not apply to any such registration request and registration and all costs incident thereto shall be at the expense of the Holder or Holder's making such request.

                           (g) Notwithstanding anything to the contrary
contained herein, if the Company shall not have filed a registration statement for the Registrable Securities of the Initiating Holders or the Holder(s) referred to in Section 7.5(f) above (the "Paying Holders"), within the time period specified in Section 7.5(a) below, the Company shall upon the written notice of election of the Initiating Holders or the Paying Holders, as the case may be, repurchase (i) any and all shares of Preferred Stock at the higher of the Market Price per share of Preferred Stock on (x) the date of the notice sent to the Company under Section 7.4(a) or (f), as the case may be, or (y) the expiration of the period specified in Section 7.5(a) and
(ii) any and all Representatives' Warrants at such Market Price less the Exercise Price of such Representatives' Warrant. Such repurchase shall be in immediately available funds and shall close within five (5) business days after the expiration of the period specified in Section 7.5(a).

                  7.5 Covenants of the Company With Respect to Registration. In connection with any registration under Sections 7.3 and 7.4 hereof, the Company covenants and agrees as follows:

                           (a) The Company shall use its best efforts to file
a registration statement within sixty (60) days of receipt of any demand therefor, shall use its best efforts to have any registration statements declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Registrable Securities such number of prospectuses as shall reasonably be requested.

                           (b) The Company shall pay all costs (excluding
fees and expenses of Holder(s)' counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections 7.3 and 7.4 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses. If the Company shall fail to comply with the provisions of Section 7.5(a), the Company shall, in addition to any other equitable or other relief available to the Holder(s), extend the exercise period of the Representatives' Warrants by such number of days as shall equal the delay caused by the Company's failure.

                           (c) The Company will take all necessary action
which may be required in qualifying or registering the Registrable Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s); provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

                           (d) The Company shall indemnify the Holder(s) of
the Registrable Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of
Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify each of the Underwriters contained in Section 7 of the Underwriting Agreement.

                           (e) The Holder(s) of the Registrable Securities to
be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in Section 7 of the Underwriting Agreement pursuant to which the Underwriters have agreed to indemnify the Company.

                           (f) For a period of one hundred eighty (180) days
after the effectiveness of any registration statement filed pursuant to
Section 7.4 hereof, the Company shall not permit any other registration statement (other than (1) a registration statement relating to the securities for which the Company has granted demand registration rights, as described in the Prospectus included in the Registration Statement, (2) a registration statement relating to the securities for which the Company has granted piggyback registration rights, as described in the Prospectus included in the Registration Statement and (3) a registration statement filed on Forms S-4 or S-8 to be or remain effective during the effectiveness of a registration statement filed pursuant to Section 7.4 hereof, without the prior written consent of the Holders of the Registrable Securities representing a Majority of such securities.

                           (g) The Company shall furnish upon request to each
Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

                           (h) The Company shall as soon as practicable after
the effective date of any registration statement filed pursuant to Sections
7.3 and 7.4 hereof, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

                           (i) The Company shall deliver promptly to each
Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriters, copies of all written correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriters to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the NASD. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder or underwriter shall reasonably request.

                           (j) With respect to any registration under Section
7.4 hereof, the Company shall enter into an underwriting agreement with the managing underwriter selected for such underwriting by the Initiating Holders or the Paying Holders, as the case may be. Such agreement shall be satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Registrable Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters, except as they may relate to such Holders and their intended methods of distribution.

                           (k) For purposes of this Agreement, the term
"Majority" in reference to the Holders of Registrable Securities, shall mean in excess of fifty percent (50%) of the then outstanding Representatives' Warrants and/or Shares of Preferred Stock issued upon exercise of the Representatives' Warrants that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith and (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act.

                           (l) Nothing contained in this Agreement shall be
construed as requiring the Holder(s) to exercise their Representatives' Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

                           (m) In addition to the Registrable Securities,
upon the written request therefor, by any Holder(s), the Company shall include in the registration statement any other securities of the Company held by such Holder(s) as of the date of filing of such registration statement, including without limitation restricted shares of Preferred Stock, options, warrants or any other securities convertible into shares of Preferred Stock.

                  7.6 Restrictive Legends. In the event that the Company fails to maintain the effectiveness of the Registration Statement, such that the exercise, in part or in whole, of the Representatives' Warrants are not, at the time of such exercise, registered under the Act, any certificates representing the shares of Preferred Stock underlying the Representatives' Warrants and any of the other securities issuable upon exercise of the Representatives' Warrants shall bear the following restrictive legend:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

                  8. Adjustments to Exercise Price and Number of Securities.

                  8.1 Computation of Adjusted Exercise Price. Except as hereinafter provided, in the event the Company shall at any time after the date hereof issue or sell any shares of Preferred Stock (other than the issuances or sales referred to in Section 8.7 hereof), including shares held in the Company's treasury and shares of Preferred Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Preferred Stock and shares of Preferred Stock issued upon the direct or indirect conversion or exchange of securities for shares of Preferred Stock, for a consideration per share less than the Market Price in effect immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient derived by dividing (i) an amount equal to the sum of (a) the total number of shares of Preferred Stock outstanding immediately prior to the issuance or sale of such shares, multiplied by the Exercise Price in effect immediately prior to such issuance or sale, and (b) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by
(ii) the total number of shares of Preferred Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Preferred Stock, as provided by Section 8.3 hereof.

                  For the purposes of this Section 8 the term Exercise Price shall mean the Exercise Price per share of Preferred Stock set forth in
Section 6 hereof, as adjusted from time to time pursuant to the provisions of this Section 8.

                  For the purposes of any computation to be made in accordance with this Section 8.1, the following provisions shall be applicable:

                           (i) In case of the issuance or sale of shares of
Preferred Stock for a consideration
part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Preferred Stock are offered by the Company for subscription, the subscription price, or, if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or other performing similar services, or any expenses incurred in connection therewith.

                           (ii) In case of the issuance or sale (other than
as a dividend or other distribution on any stock of the Company) of shares of Preferred Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company and shall include any amounts payable to security holders or any affiliates thereof, including without limitation, pursuant to any employment agreement, royalty, consulting agreement, covenant not to compete, earnout or contingent payment right or similar arrangement, agreement or understanding, whether oral or written; all such amounts being valued for the purposes hereof at the aggregate amount payable thereunder, whether such payments are absolute or contingent, and irrespective of the period or uncertainty of payment, the rate of interest, if any, or the contingent nature thereof; provided, however, that if any Holder(s) does not agree with such evaluation, a mutually acceptable independent appraiser shall make such evaluation, the cost of which shall be borne by the Company.

                           (iii) Shares of Preferred Stock issuable by way of
dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                           (iv) The reclassification of securities of the
Company other than shares of Preferred Stock into securities including shares of Preferred Stock shall be deemed to involve the issuance of such shares of Preferred Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Preferred Stock shall be determined as provided in subsection (ii) of this Section 8.1.

                           (v) The number of shares of Preferred Stock at any
one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities.

                  8.2 Options, Rights, Warrants and Convertible and Exchangeable Securities. In case the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Preferred Stock, or issue any securities convertible into or exchangeable for shares of Preferred Stock, for a consideration per share less than the Market Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 8.1 hereof, provided that:

                           (a) The aggregate maximum number of shares of
Preferred Stock, as the case
may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Representatives' Warrants), if any, received by the Company for such options, rights or warrants.

                           (b) The aggregate maximum number of shares of
Preferred Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Preferred Stock in accordance with the terms of the Representatives' Warrants) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

                           (c) If any change shall occur in the price per
share provided for in any of the options, rights or warrants referred to in subsection (a) of this Section 8.2, or in the price per share at which the securities referred to in subsection (b) of this Section 8.2 are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

                  8.3 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Preferred Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

                  8.4 Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 8, the number of Warrant Securities issuable upon the exercise at the adjusted exercise price of each Representatives' Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Securities issuable upon exercise of the Representatives' Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  8.5 Definition of Preferred Stock. For the purpose of this Agreement, the term "Preferred Stock" shall mean those shares of Series A 6% Preferred Stock, $.001 par value per share (the "Preferred Stock") of the Company authorized for issuance in the Company's Certification of Incorporation by the Company's Board of Directors, which do not have voting rights except as may be required by applicable law, entitles the holders thereof to a Preferred Annual Return of 6% per annum payable in Preferred Stock in an amount equivalent to 6% of the number of shares of Preferred Stock registered in the name of each of the holders as of the close of business on December 31 of each year and will have a preference upon liquidation of the Company in the amount of $10.00 per share.

                           8.6 Merger or Consolidation. In case of any
consolidation of the Company with, or
merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Preferred Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder of each Representatives' Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Representatives' Warrant) to receive, upon exercise of such warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Preferred Stock of the Company for which such Representatives' Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 8. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

                  8.7 No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

                           (a) Upon the issuance or sale of the
Representatives' Warrants or the shares of Preferred Stock issuable upon the exercise of the Representatives' Warrants; or

                           (b) If the amount of said adjustment shall be less
than two cents (2(cent)) per Warrant Security, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents (2(cent)) per Warrant Security.

                  8.8 Dividends and Other Distributions. In the event that the Company shall at any time prior to the exercise of all Representatives' Warrants declare a dividend (other than a dividend consisting solely of shares of Preferred Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Preferred Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Representatives' Warrants shall thereafter be entitled, in addition to the shares of Preferred Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Representatives' Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Representatives' Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this subsection 8.8.

                  9. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Representatives' Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

                  10. Elimination of Fractional Interests. The Company shall not be required to issue fractional shares of Preferred Stock upon the exercise of Representatives' Warrants. Representatives' Warrants may only be exercised in such multiples as are required to permit the issuance by the Company of one or more whole shares of Preferred Stock. If one or more Representatives' Warrants shall be presented for exercise in full at the same time by the same Holder, the number of whole shares of Preferred Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock purchasable on exercise of the Representatives' Warrants so presented. If any fraction of a share of Preferred Stock would, except for the provisions provided herein, be issuable on the exercise of any Representatives' Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to such fraction multiplied by the then current market value of a share of Preferred Stock, determined as follows:

                  (1) If the Preferred Stock is listed or admitted to unlisted trading privileges on the NYSE or the AMEX, or is traded on the NNM, the current market value of a share of Preferred Stock shall be the closing sale price of the Preferred Stock at the end of the regular trading session on the last business day prior to the date of exercise of the Representatives' Warrants on whichever of such exchanges or NNM had the highest average daily trading volume for the Preferred Stock on such day; or

                  (2) If the Preferred Stock is not listed or admitted to unlisted trading privileges, on either the NYSE or the AMEX and is not traded on NNM, but is quoted or reported on the Nasdaq

SmallCap Market ("NSCM"), the current market value of a share of Preferred Stock shall be the average of the closing bid and asked prices (or the last sale price, if then reported by the NSCM) of the Preferred Stock at the end of the regular trading session on the last business day prior to the date of exercise of the Representatives' Warrants as quoted or reported on the NSCM, as the case may be; or

                  (3) If the Preferred Stock is not listed, or admitted to unlisted trading privileges, on either of the NYSE or the AMEX, and is not traded on NNM or the NSCM, but is listed or admitted to unlisted trading privileges on any national securities exchange (other than the NYSE or the AMEX), the current market value of a share of Preferred Stock shall be the closing sale price of the Preferred Stock at the end of the regular trading session on the last business day prior to the date of exercise of the Representatives' Warrants on whichever of such exchanges has the highest average daily trading volume for the Preferred Stock on such day; or

                  (4) If the Preferred Stock is not listed or admitted to unlisted trading privileges on any national securities exchange, or listed for trading on NNM or NSCM, but is traded in the over-the-counter market including the NASD Electronic Bulletin Board, the current market value of a share of Preferred Stock shall be the average of the last reported bid and asked prices of the Preferred Stock reported by the National Quotation Bureau, Inc. on the last business day prior to the date of exercise of the Representatives' Warrants; or

                  (5) If the Preferred Stock is not listed, admitted to unlisted trading privileges on any national securities exchange, or listed for trading on NNM or NCSM, and bid and asked prices of the Preferred Stock are not reported by the National Quotation Bureau, Inc., the current market value of a share of Preferred Stock shall be an amount, not less than the book value thereof as of the end of the most recently completed fiscal quarter of the Company ending prior to the date of exercise, determined in accordance with generally acceptable accounting principles, consistently applied.

                  11. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Preferred Stock, solely for the purpose of issuance upon the exercise of the Representatives' Warrants, such number of shares of Preferred Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Representatives' Warrants and payment of the Exercise Price therefor, all shares of Preferred Stock and other securities, if any, issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Representatives' Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Preferred Stock issuable upon the exercise of the Representatives' Warrants to be listed (subject to official notice of issuance) on all securities exchanges on which the Preferred Stock issued to the public in connection herewith may then be listed and/or quoted.

                  12. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Representatives' Warrants and their exercise, any of the following events shall occur:

                  (a) the Company shall take a record of the holders of its shares of Preferred Stock for the purpose of entitling them to receive a dividend or distribution payable other than in cash, or a cash dividend or distribution payable other than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                  (b) the Company shall offer to all the holders of its Preferred Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                  (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer book, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

                  13. Representatives' Warrants.

                  The form of the certificate representing the Representatives' Warrants (and the form of election to purchase shares of Preferred Stock upon the exercise of Representatives' Warrants and the form of assignment printed on the reverse thereof) shall be substantially as set forth in Exhibit "A" to the Representatives' Warrant Agreement. Each Representatives' Warrant shall entitle the Holder to purchase one fully paid and non-assessable share of Preferred Stock at an initial purchase price of $16.50 per share from ______________, 2000 until 5:00 P.M. New York time on _____________, 2004 at which time the Representatives' Warrants shall expire. The exercise price of the Representatives' Warrants and the number of shares of Preferred Stock issuable upon the exercise of the Representatives' Warrants are subject to adjustment, whether or not the Representatives' Warrants have been exercised, in the manner and upon the occurrence of the events set forth in Section 8 of this Agreement. Subject to the provisions of this Agreement and upon issuance of the Representatives' Warrants, each registered holder of such Representatives' Warrants shall have the right to purchase from the Company (and the Company shall issue to such registered holders) up to the number of fully paid and non-assessable shares of Preferred Stock (subject to adjustment as provided herein and in the Warrant Agreement), free and clear of all preemptive rights of stockholders, provided that such registered holder complies with the terms governing exercise of the Representatives' Warrants set forth in the Warrant Agreement, and pays the applicable exercise price, determined in accordance with the terms of the Warrant Agreement. Upon exercise of the Representatives' Warrants, the Company shall forthwith issue to the registered holder of any such Representatives' Warrant in his name or in such name as may be directed by him, certificates for the number of shares of Preferred Stock so purchased. Except as otherwise provided herein and in
Section 6.1 hereof, the Representatives' Warrants shall be governed in all respects by the terms of the Warrant Agreement. The Representatives' Warrants shall be transferable in the manner provided in the Warrant Agreement, and upon any such transfer, a new Warrant Certificate shall be issued promptly to the transferee. The Company covenants to, and agrees with, the Holder(s) that without the prior written consent of the Holder(s), which will not be unreasonably withheld, the Warrant Agreement will not be modified, amended, canceled, altered or superseded, and that the Company will send to each Holder, irrespective of whether or not the Representatives' Warrants have been exercised, any and all notices required by the Warrant Agreement to be sent to holders of the Representatives' Warrants.

                  14. Notices.

                  All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

                  (a) If to the registered Holder of the Representatives' Warrants, to the address of such Holder as shown on the books of the Company; or

                  (b) If to the Company, to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders.

                  15. Supplements and Amendments. The Company and the Representatives may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Underwriters may deem necessary or desirable and which the Company and the Representatives deem shall not adversely affect the interests of the Holders of Warrant Certificates.

                  16. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

                  17. Termination. This Agreement shall terminate at the close of business on ___________, 2004. Notwithstanding the foregoing, the indemnification provisions of Section 7 shall survive such termination until the close of business on ___________, 2009.

                  18. Governing Law; Submission to Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State of New York without giving effect to the rules of said State of New York governing the conflicts of laws.

                  The Company, the Representatives and any other registered Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York or of the District Court of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, the Representatives and any other registered Holders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company, the Representatives and the Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 14 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The

Company, the Representatives and any other registered Holders agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

                  19. Entire Agreement; Modification. This Agreement (including the Underwriting Agreement and the Warrant Agreement to the extent portions thereof are referred to herein) contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

                  20. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

                  21. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

                  22. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Representatives and any other registered Holder(s) of the Warrant Certificates or Warrants Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole benefit of the Company and the

Representatives and any other registered Holders of Warrant Certificates or Warrant Securities.

                  23. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

[SEAL]                             AWG, LTD.



                                   By: ______________________________________
                                            Mack H. Jennings, President
Attest:


_____________________________
John Caponigro, Secretary
                                   NUTMEG SECURITIES, LTD.



                                   By: ______________________________________
                                            Daniel T. Guilfoile,
                                            Director of Investment Banking


                                   KLEIN MAUS AND SHIRE, INC.



                                   By: ______________________________________
                                            Mohammad Ali Khan, President

                                  EXHIBIT A

                        [FORM OF WARRANT CERTIFICATE]


THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO
(i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933,
(ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS
CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                           EXERCISABLE ON OR BEFORE
               5:00 P.M., NEW YORK TIME, _______________, 2004

No. RW-______                   ______ Warrants to Purchase
                                ______ Shares of Series A 6% Preferred Stock

                             WARRANT CERTIFICATE

                  This Warrant Certificate certifies that _________________, or registered assigns, is the registered holder of Warrants to purchase initially, at any time from _________, 2000 until 5:00 p.m. New York time on ___________, 2004 (the "Expiration Date"), up to ___________ fully-paid and non-assessable shares of Series A 6% Preferred Stock, $.001 par value per share ("Preferred Stock") of AWG, Ltd., a Nevada corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $16.50 per share of Preferred Stock upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Representatives' Warrant Agreement dated as of ________________, 1999 between the Company and Nutmeg Securities, Ltd. and Klein Maus and Shire, Inc. (the "Representatives' Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company or by surrender of this Warrant Certificate.

                  No Warrant may be exercised after 5:00 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

                  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Representatives' Warrant Agreement, which Representatives' Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

                  The Representatives' Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Representatives' Warrant Agreement.

                  Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Representatives' Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

                  Upon the exercise of less than all of the Warrants evidenced by this Warrant Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

                  The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                  All terms used in this Warrant Certificate which are defined in the Representatives' Warrant Agreement shall have the meanings assigned to them in the Representatives' Warrant Agreement.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.


Dated as of ____________, 1999


[SEAL]                                 AWG, LTD.




                                       By: __________________________________
                                              Mack H. Jennings, President

Attest:



______________________________
John Caponigro, Secretary

            [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.1]


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase:


_______________ Warrant Securities


and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of AWG, Ltd. in the amount of $ _____ , all in accordance with the terms of Section 3.1 of the Representatives' Warrant Agreement dated as of ___________________, 1999 between AWG, Ltd., Nutmeg Securities, Ltd. and Klein Maus and Shire, Inc. The undersigned request that a certificate for such Warrant Securities be registered in the name of ___________________ whose address is ___________________ and that such Certificate be delivered to
___________________ whose address is ___________________.



                  Signature _______________________________________________
                  (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)


                  _________________________________________________________
                  (Insert Social Security or Other Identifying Number of
                  Holder)

                             [FORM OF ASSIGNMENT]



           (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)


     FOR VALUE RECEIVED _________________________________ hereby sells, assigns and _______________ unto

_______________________________________________________________________


                (Please print name and address of transferee)

_______ Warrant Certificate, together with all right, title and interest therein, and does hereby reasonably constitute and appoint _____________, as Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Date: _______________    Signature: ____________________________________
                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)



                         ____________________________________________
                         (Insert Social Security or Other Identifying
                         Number of Assignee)